                                                                 Exhibit 10.7


                          REVOLVING LINE OF CREDIT NOTE

$25,000,000.00                                                        , Georgia
                                                       ---------------
                                                                         , 1998
                                                       ------------------

      FOR VALUE RECEIVED, the undersigned, ABR INFORMATION SERVICES, INC., a Florida corporation (the "Borrower"), promises to pay to the order of BARNETT BANK, N.A., a national banking association (the "Lender"), the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), together with interest on the principal balance remaining unpaid from time to time at the rates set forth below.

      Revolving Line-of-Credit. This Note evidences a revolving line-of-credit extended by the Lender to the Borrower on the date hereof (the "Loan"). Proceeds of this Note may be disbursed by the Lender to the Borrower and shall be repaid by the Borrower to the Lender in the manner set forth below in this Note and in accordance with a Loan Agreement being executed by the Lender, the Borrower and the guarantors as described therein on or about the date hereof (the "Loan Agreement"). Proceeds that are disbursed and repaid from time to time shall be thereafter available for redisbursement under this Note as provided in the Loan Agreement. Provided however, the principal amount outstanding under this Note shall not at any time exceed the principal sum shown above, nor the maximum amount permitted under the terms of the Loan Agreement.

      Term. The term of this Note is from the date of this Note through and including June, 1, 2001 (the "Term"). The last day of the Term will be sometimes referred to below as the "Maturity Date".

      Interest. The principal balance of this Note remaining unpaid from time to time shall bear interest strictly as provided in the Loan Agreement.

      Manner of Calculation. Interest shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Interest will be charged on the principal balance of the loan that remains outstanding from time to time.

      Interest Limitation. Notwithstanding any other provision of this Note or of any instrument securing this Note or any other instrument executed in connection with the Loan evidenced hereby, it is expressly agreed that the amounts payable under this Note or under the other aforesaid instruments for the payment of interest or any other payment in the nature of or which would be considered as interest or other charge for the use or loan of money shall not exceed the highest rate allowed by law, from time to time, to be charged by Lender. In the event the provisions of this Note or of any instruments referred to in this paragraph, regarding the payment of interest or


                                          Signed for Identification

                                          By:
                                             ----------------------------------
----------------------------------
                                              The Authorized Agent of Borrower
other payments in the nature of or which would be considered as interest or other charge for the use or loan of money operate to produce a rate that exceeds such limitation, then the excess over such limitation will not be payable and the amount otherwise agreed to have been paid shall be reduced by the excess so that such limitation will not be exceeded, and if any payment actually made shall result in such limitation being exceeded, the amount of the excess shall constitute and be treated as a payment on the principal hereof and shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness, such excess shall be refunded.

      Payments. Principal and interest shall be due and payable and shall be paid at Post Office Box 12288, St. Petersburg, Florida 33733-2288, ATTN.:
Commercial Loan Department, or at such other place as the Lender may designate from time to time as follows:

      (i) Monthly Payments. Accrued interest shall be due and payable and shall be paid monthly, commencing on the date that is exactly one (1) month following the date of this Note, and on the same day of each succeeding monthly period thereafter through and including the same day of the month next preceding the Maturity Date.

      (ii) Principal Reductions. Principal payments shall be made from time to time as provided in the Loan Agreement being executed on or about the date hereof.

      (iii) Maturity Date. On the Maturity Date, all indebtedness evidenced by this Note (whether unpaid principal, accrued interest or otherwise) that remains unpaid shall be due and payable and shall be paid.

      Late Charge. Any installment not received within ten (10) days when due shall be subject to, and it is agreed that the Lender shall collect thereon and therewith a "late charge" in the amount of five percent (5%) of the payment upon each such delinquent installment. Said "late charge" shall be immediately due and payable and shall be paid by the Borrower without notice or demand of the holder hereof.

      Prepayment. Borrower shall have the option of prepaying all or any part of the principal of this Note at any time during the term of this Note, without notice, premium or penalty for the privilege of such prepayments. The Lender may require that any partial prepayments be made on the date payments are due. In the event of any full prepayment, all accrued interest and other charges evidenced by this Note and the instruments of security for this Note shall be paid at the same time as such full principal prepayments.

      Consent and Waiver. Each Obligor (which term shall mean and include the Borrower, each guarantor, each endorser, and all others who may become liable for all or any part of the obligations evidenced and secured hereby), does hereby, jointly and severally: (a) consent to any


                                          Signed for Identification

                                          By:
                                             ----------------------------------
----------------------------------
                                              The Authorized Agent of Borrower
forbearance or extension of the time or manner of payment hereof and to the release of all or any part of any security held by the Lender to secure payment of this Note and to the subordination of any instrument of security securing this Note as to all or any part of the property encumbered thereby, all without notice or consent of that party; (b) agree that no course of dealing or delay or omission or forbearance on the part of the Lender in exercising or enforcing any of its rights or remedies hereunder or under any instrument securing this Note shall impair or be prejudicial to any of the Lender's rights and remedies hereunder or to the enforcement hereof and that the Lender may extend or postpone the time and manner of payment and performance of this Note and any instrument securing this Note, may grant forbearances and may release, wholly or partially, any security held by the Lender as security for this Note and release, partially or wholly, any person or party primarily or secondarily liable with respect to this Note, all without notice to or consent by any party primarily or secondarily liable hereunder and without thereby releasing, discharging or diminishing its rights and remedies against any other party primarily or secondarily liable hereunder; and (c) except as otherwise set forth in this Note and the instruments of security for this Note, waive notice of acceptance of this Note, notice of the occurrence of any default hereunder or under any instrument securing this Note and presentment, demand, protest, notice of dishonor and notice of protest and notices of any and all action at any time taken or omitted by the Lender in connection with this Note or any instrument securing this Note and waives all requirements necessary to hold that party to the liability of that party.

      Cross Default. A default under this Note shall be and constitute a default under any and all other notes or other evidence of indebtedness and any instruments of security therefor in which an Obligor is liable and of which the Lender is the holder (collectively the "Other Notes"). A default under any other notes or other evidence of indebtedness or any instrument of security therefor in which an Obligor is liable and the Lender is the holder, including, without limitation, under the Other Notes, shall constitute a default under this Note and any instruments of security therefor.

      Events of Default. The happening of any of the following events shall constitute a default hereunder: (a) failure of any Obligor to pay any principal, interest or any other sums required hereunder when due under this Note; or (b) a default shall occur in any instrument securing this Note or in any other instrument executed in connection with the Loan evidenced hereby, which is not cured within the applicable curative period set forth in such instruments; or
(c) a default shall occur under the Other Notes.

      Acceleration. If a default shall occur hereunder which is not cured within thirty (30) days, then at the option of the Lender, the entire principal sum then remaining unpaid and accrued interest shall immediately become due and payable without notice or demand, and said principal shall bear interest from such date at the highest legal rate permitted by law, from time to time, to be charged by Lender; it being agreed that interest not paid when due shall, at the option of the


                                          Signed for Identification

                                          By:
                                             ----------------------------------
----------------------------------
                                              The Authorized Agent of Borrower

Lender, draw interest at the rate provided for in this paragraph. Failure to exercise the above options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

      Attorneys' Fees. All parties liable for the payment of this Note agree to pay the Lender reasonable attorneys' fees and costs, whether or not an action be brought, for the services of counsel employed after maturity or default to collect this Note or any principal or interest due hereunder, or to protect the security, if any, or enforce the performance of any other agreement contained in this Note or in any instrument of security executed in connection with the Loan, including costs and attorneys' fees on any appeal, or in any proceedings under the National Bankruptcy Code or in any post judgment proceedings. Notwithstanding anything contained in this Note, the instruments of security, or any other documents executed in connection therewith to the contrary, the Borrower hereby expressly waives its statutory right under Section 57.105(2) of the Florida Statutes to receive attorneys' fees in any cause of action or other litigation based in whole or in part, directly or indirectly, upon the foregoing documents. Such waiver by the Borrower constitutes a material inducement for the Lender to make the Loan to the Borrower.

      Set Off. The Obligors shall have no right of set off against the Lender under this Note or under any instruments securing this Note or executed in connection with the Loan evidenced hereby. The Lender, however, shall have the right, immediately and without further action by it, to set off against this Note all money owed by the Lender in any capacity to each or any Obligor, whether or not due.

      Borrower. The Borrower warrants and represents to Lender that it is a corporation duly formed, presently existing and in good standing under the laws of the State of Florida.

      Waiver of Jury Trial. Borrower hereby voluntarily and irrevocably waives the right to a trial by jury in connection with any litigation, action or cause of action arising out of or by virtue of: (i) this instrument; or (ii) any other agreement or document executed or contemplated to be in connection with the Loan evidenced or secured hereby, or incident hereto; or (iii) any course of conduct, course of dealing, representation, statement or other action of any party in connection with the Loan. The parties to the Loan have discussed this waiver, have agreed that it is an essential and material part of their agreement concerning the Loan, and that no officer or representative of Lender has the authority to modify, orally or in writing, the terms of this paragraph. This agreement shall be binding on the Borrower, and, if applicable, on all Obligors as defined herein, and constitutes a material inducement for Lender entering into the Loan transaction.

      Florida Law. This Note is executed under seal and constitutes a contract under the laws of the State of Florida, and shall be enforceable in a Court of competent jurisdiction in that State, regardless of in which jurisdiction this
Note is being executed.


                                          Signed for Identification

                                          By:
                                             ----------------------------------
----------------------------------
                                              The Authorized Agent of Borrower

      Headings. The headings of the paragraphs contained in this Note are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

      Documentary Stamps. This instrument was made, executed and delivered outside the State of Florida, and no Florida Documentary Stamps tax is due hereon in accordance with F.A.C. 12B-4.053(35).

      Identification. This Note consists of six (6) pages, all but the last of which have been signed only for identification by Robert A. Smolinski, the Authorized Agent of the Borrower, on behalf of the Borrower.









                  [Remainder of page intentionally left blank]



                                          Signed for Identification

                                          By:
                                             ----------------------------------
----------------------------------
                                              The Authorized Agent of Borrower

      THE UNDERSIGNED ACKNOWLEDGES THAT THE LOAN EVIDENCED HEREBY IS FOR COMMERCIAL PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

Signed, sealed and delivered                     ABR INFORMATION SERVICES, INC.,
in the presence of:                              a Florida corporation


                                                 By:
------------------------------                   ------------------------------
SIGNATURE                                            Its Authorized Agent


------------------------------
NAME LEGIBLY PRINTED,                                (CORPORATE SEAL)
TYPEWRITTEN OR STAMPED



------------------------------
SIGNATURE


------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Borrower



STATE OF GEORGIA              )
COUNTY OF                     )
          ------------------

      The foregoing instrument was acknowledged before me this _____ day of __________, 1998, by ROBERT A. SMOLINSKI, the Authorized Agent of ABR INFORMATION SERVICES, INC., a Florida corporation, on behalf of the corporation.

PERSONALLY KNOWN ________ OR PRODUCED IDENTIFICATION
TYPE OF IDENTIFICATION PROVIDED ____________________



                                             ----------------------------------
                                                 SIGNATURE


                                             ----------------------------------
                                                 NAME LEGIBLY PRINTED,
                                                 TYPEWRITTEN OR STAMPED

       (SEAL)
                                                 NOTARY PUBLIC
My Commission Expires:

                                 LOAN AGREEMENT


      THIS LOAN AGREEMENT (the "Agreement") is entered into as of the _________ day of __________________, 1998, by and between BARNETT BANK, N.A., a national banking association (the "Lender"), ABR INFORMATION SERVICES, INC., a Florida corporation (the "Borrower"), and ABR BENEFITS SERVICES, INC., a Florida corporation and ABR PROPERTIES, INC., a Florida corporation (collectively the "Guarantors") (the Borrower and the Guarantors will be sometimes collectively referred to below as the "Borrower Group"), and is made in reference to the following facts:

      (A) On or about the date hereof, the Lender has made a revolving line of credit loan to the Borrower in the original principal amount of TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) (the "Loan"). The Loan is evidenced and secured, among other things, by the following:

            (i) Revolving Line of Credit Note executed by the Borrower in favor of the Lender in the original principal amount of the Loan (the "Note");

            (ii) Agreement Not to Encumber executed by the Borrower in favor of the Lender, and which will be recorded in the Public Records of Pinellas County, Florida (the "Agreement Not to Encumber");

            (iii) Negative Pledge Agreement executed by Borrower Group in favor of Lender (the "Negative Pledge Agreement");

            (iv) UCC-1 Financing Statement executed by Borrower Group, as debtors, and Lender, as secured party (the "UCC");

            (v) A Guaranty Agreement executed by the Guarantors in favor of the Lender (the "Guaranty Agreement");

            (vi) This Agreement being executed by the Lender and Borrower Group (the "Loan Agreement"); and

            (vii) Numerous other documents and instruments executed by the Borrower, and, as applicable, Guarantors and/or Lender, in connection with the Loan (collectively the "Other Documents").

The Agreement Not to Encumber, Negative Pledge Agreement, UCC, Guaranty Agreement, Loan Agreement, and the Other Documents will be sometimes collectively referred to below as the "Instruments of Security". The Note and the Instruments of Security will be sometimes collectively referred to below as the "Loan Documents".

      (B) The Lender has required the execution and delivery of this Agreement by the Borrower Group as a condition to making the Loan to the Borrower, and the Borrower Group is agreeable to such.

      NOW THEREFORE, for and in consideration of the mutual covenants and conditions contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties covenant and agree as follows:


                       ARTICLE I - INTRODUCTORY PROVISIONS

       1.1 Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct, and the Recitals by this reference are made a part of this Agreement.

       1.2 Exhibits. All exhibits attached to this Agreement are by this reference incorporated in and made a part hereof.

       1.3 Abbreviations and Definitions. The following abbreviations and definitions will be used for purposes of this Agreement:

            (a) The abbreviations for the parties set forth in the Preamble will be used for purposes of this Agreement.

            (b) The abbreviations and definitions set forth in the Recitals will be used for purposes of this Agreement.

            (c) "Advance" shall mean individually and collectively the proceeds of the Loan disbursed from time to time by the Lender pursuant to Section 2.1 hereof.

            (d) "Agreement" shall mean the Loan Agreement between the parties set forth herein.

            (e) "Applicable Interest Addition" shall mean for LIBOR Loans the following: The amount of the Applicable Interest Addition shall be based on the Borrower's Funded Debt to EBITDA Ratio (as defined below), and shall be calculated as follows:

             Funded Debt to
              EBITDA Ratio                       Applicable Interest Addition
             --------------                      ----------------------------
             </= .50                             +  62.5 Basis Points
             >   .50 </= 1.00                    +   100 Basis Points
             >  1.00 </= 1.75                    +   125 Basis Points
             >  1.75                             +   150 Basis Points

            (f) "Authorized Officers" shall mean James E. MacDougald, James P. O'Drobinak, Robert A. Smolinski and Ross Wilt.

            (g) "Banking Day" shall mean each day other than a Saturday, Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

            (h) "Base LIBOR Rate" shall mean with respect to any Interest Period for any LIBOR Loan, the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page as of 11:00 a.m. (London time) on the day that is two London Banking Days preceding the first London Banking Day of the Interest Period. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates.

            (i) "Base Rate" shall mean the interest rate announced or published from time to time by Barnett Banks, N.A., as its "Prime Lending Rate" (which interest rate is only a benchmark and is not necessarily the best or lowest rate of interest charged to borrowers of Barnett Banks, N.A.).

            (j) "Base Rate Loan" shall mean any Loan made by Lender whose interest rate is based upon the Base Rate.

            (k) "Cash Flow Coverage Ratio" shall mean the ratio of the Borrower's EBITDA less cash taxes, divided by interest expense plus any scheduled principal payments of long-term debt or capital leases, plus twenty percent (20%) of the total indebtedness of the Loan outstanding from time to time.

            (l) "Default Rate" shall mean the highest rate of interest permitted to be charged by Lender from time to time by applicable law.

            (m) "Dollars" or the symbol "$" shall mean lawful money of the United States of America.

            (n) "EBITDA" shall mean the Borrower's consolidated income from continuing operations and interest income (excluding one-time, non-cash restructuring charges) plus consolidated depreciation and amortization. The Borrower's EBITDA for purposes of calculating the interest rate and each financial covenant contained in this Agreement shall be calculated for each fiscal quarter of Borrower, such that no later than forty-five (45) days following the end of every fiscal quarter of Borrower, Lender shall calculate the Borrower's EBITDA in accordance with GAAP. Lender's calculation of Borrower's EBITDA shall be presumed correct absent manifest error. The Lender shall include the EBITDA of any entity acquired by the Borrower, as if such entity had been owned by the Borrower for twelve (12) months prior to the acquisition date.

            (o) "Events of Default" shall mean the events of default specified in Article Ten of this Agreement, each of which shall be an "Event of Default".

            (p) "Funded Debt to EBITDA Ratio" shall mean the ratio of the Borrower's Funded Debt to EBITDA, determined by Lender as follows:

                (i) Upon receipt by Lender of the Borrower's quarterly financial statement as described in Subsection 3.1(b) below (a "Quarterly Financial"), Lender shall calculate the Borrower's Funded Debt to EBITDA Ratio. Such ratio shall be calculated by Lender in accordance with GAAP, and shall be presumed correct absent manifest error.

                (ii) Upon Lender's determination of the Funded Debt to EBITDA Ratio as aforesaid, the Applicable Interest Addition shall be determined by Lender and shall apply for the fiscal quarterly period following the fiscal quarterly period described in the Second Quarterly Financial submitted by Borrower to Lender. For example, and without limitation, the Borrower shall provide to Lender a Quarterly Financial covering the period February 1, 1998 through April 30, 1998, which shall be provided to Lender no later than June 15, 1998. Based on the Lender's calculation of the Borrower's Funded Debt to EBITDA Ratio for such Quarterly Financial, the Applicable Interest Addition for the Loan shall be calculated as aforesaid and shall apply from the period of August 1, 1998 through October 31, 1998 (with similar calculations to apply in the future during the term of the Loan). Should Borrower fail to timely submit a Quarterly Financial to Lender, Lender shall be entitled to set the Applicable Interest Addition at one hundred fifty (150) basis points.

                (iii) The initial Applicable Interest Addition which shall cover the period of time from the date hereof through and including August 1, 1998 shall be sixty-two and 50/100 (62.5) basis points.

                (iv) Lastly, and notwithstanding anything set forth above to the contrary, the Lender hereby agrees that the Applicable Interest Addition shall be sixty-two and a half (62.5) basis points for each fiscal quarterly period, as determined by Lender, that the Borrower's cash and cash equivalents (net of customer deposits) plus total liquid investments at the fiscal quarter end, are in excess of the average outstanding principal balance of the Loan for that same fiscal quarterly period. Such determination shall be made by Lender based upon the Quarterly Financials that are provided by Borrower to Lender, shall be determined in accordance with GAAP, and shall be presumed correct absent manifest error.

            (q) "Funded Debt to Tangible Net Worth" shall mean the ratio of Borrower's Funded Debt to its Tangible Net Worth, determined by Lender in accordance with GAAP annually, and Lender's calculation of Borrower's Funded Debt to Tangible Net Worth shall be presumed correct absent manifest error.

            (r) "Funded Debt" shall mean all indebtedness of Borrower for borrowed money, letters of credit and guarantees that may be outstanding from time to time (excluding non-recourse debts approved in writing by Lender).

            (s) "GAAP" shall mean generally accepted accounting principles consistently applied to the particular item.

            (t) "Interest Period" shall mean: (i) with respect to a Base Rate Loan, once the Base Rate is elected, until a new interest rate is determined by Lender; and (ii) with respect to a LIBOR Loan, a one-month period.

            (u) "Interest Rate Determination Date" shall mean each date for calculating the LIBOR for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the date two (2) Banking Days prior to the first Banking Day of the related Interest Period for a LIBOR Loan.

            (v) "LIBOR" shall mean for the Interest Period for any LIBOR Loan, the rate of interest determined pursuant to the following formula:

                       Base LIBOR Rate             Applicable Interest
   LIBOR =                                         +  Addition as set forth in
                                                      Section 1.3(e).

            (w) "LIBOR Loan" shall mean any Loan made by the Lender and bearing interest at rates determined by reference to LIBOR.

            (x) "Libor Rate Reference Page" shall mean either (i) the Reuters Screen LIBO Page, (ii) the Dow Jones Telerate Page 3750 or (iii) such other nationally recognized source, as either may from time to time by used by Lender in its sole discretion as a reference for determining any applicable Libor Rate.

            (y) "London Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

            (z) "Obligations" shall mean, individually and collectively, the payment and performance duties, obligations and liabilities of the Borrower to the Lender, evidenced by the Note, together with all accrued but unpaid interest thereon, and all other payment and performance, duties, obligations and liabilities of the Borrower to the Lender, however and whenever incurred, acquired or evidenced, whether primary or secondary, direct or indirect, absolute or contingent, sole or joint and several, or due or to become due, including, without limitation, all such duties, obligations and liabilities of the Borrower to the Lender, under and pursuant to this Agreement, the Note and the Loan Documents and all renewals, modifications or extensions of any thereof.

            (aa) "Person" shall mean any individual, joint venturer, partnership, firm, corporation, trust, unincorporated organization or other organization or entity, or a governmental body or any department or agency thereof, and shall include both the singular and the plural.

            (bb) "Principal Place of Business" shall mean the principal place of business and the headquarters of the Borrower at which all of its records are kept, currently at 34125 U.S. Highway 19, North, Palm Harbor, Florida 34684-2116.

            (cc) "Property" shall mean the real property legally described on Exhibit "A" attached hereto.

            (dd) "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

            (ee) "Regulatory Change" shall mean any change effective after the date of this Agreement in United States Federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks which includes the Lender, under any United States Federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

            (ff) "Tangible Net Worth" shall mean the total of all assets appearing on a balance sheet prepared in accordance with GAAP for the Borrower after deducting therefrom (without duplication or deductions):

                 (i) any write-up in the book carrying value of any asset resulting from a re-evaluation thereof subsequent to the date of the balance sheet referred to above;

                 (ii) all reserves, including, but not limited to, reserves for liabilities, fixed or contingent, deferred income taxes, obsolescence, depletion, insurance and inventory valuation, which are not deducted from assets;

                 (iii) the amount, if any, at which shares of stock of the Borrower appears on the asset side of such balance sheet;

                 (iv) all indebtedness of the Borrower; and

                 (v) all goodwill, research and development, and other intangible items of any kind appearing on the asset side of such balance sheet.

            (gg) "Total Liabilities" or "Liabilities" shall mean all liabilities and obligations of the Borrower, all as determined in accordance with GAAP.

       1.4 Accounting Terms. All accounting terms used herein shall be construed in accordance with GAAP (unless such terms are specifically defined otherwise herein) consistently applied and all financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP. In the event of ambiguities or changes in GAAP, the more conservative principle or interpretation shall be used.

                                ARTICLE II - LOAN

       2.1 Loan. On or about the date hereof, the Borrower has executed in favor of Lender the Note, which evidences the Loan. The principal of the Note that is disbursed by Lender to Borrower shall bear interest and be repaid in the manner set forth in the Note and as set forth in this Article Two.

            (a) Revolving Line of Credit. Borrower will request and Lender may advance amounts at various times according to Borrower's needs in the manner and for the purposes set forth in this Section 2.1. Amounts so advanced under the Note shall be repaid by Borrower to Lender as provided in this Section 2.1 or in the Note. Any such funds so advanced and repaid will be available for future advances during the term of the Note, provided however, the aggregate of all amounts advanced and outstanding and remaining unpaid from time to time shall in no event exceed at any time the face amount of the Note or the amount set forth in this Agreement.

            (b) Purpose. The purpose of the Note is to provide working capital for the support of Borrower's business, to fund improvements at the Borrower's new premises in St. Petersburg, Florida, and for new acquisitions by Borrower. The specific use of such Loan proceeds shall be determined by Borrower in its discretion.

            (c) Manner of Disbursement. Proceeds from the Note may be disbursed at any time based upon the following conditions first occurring: (i) Borrower shall submit a written Application for Disbursement in the form set forth in Exhibit "B"; (ii) the amount of the requested disbursement, together with the then outstanding principal balance of the Note, shall not exceed the face amount of the Note; and (iii) the Loan Documents and this Agreement are fully current and no default shall exist thereunder or hereunder. If such conditions are met, then Lender shall deliver the Note proceeds from the Note so requested as provided in this Section 2.1.

            (d) Manner of Repayment. Accrued interest under the Note shall be due and payable monthly to Lender. Principal shall be repaid in full upon the earlier of: (i) the occurrence of an Event of Default; or (ii) the Maturity Date set forth in the Note.

       2.2 Interest on the Note. Except as provided in the next following sentence, the Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to LIBOR. From and after an Event of Default, or the maturity or acceleration of the indebtedness of the Note, interest shall accrue on the unpaid principal balance of the Loan and on all accrued but unpaid interest thereon, or on any defaulted payment, at the Default Rate. Such interest shall continue to accrue until the date of payment in full of all principal and accrued interest of the Loan.

       2.3 Procedure for Advances. Advances shall be disbursed by the Lender on behalf of the Borrower pursuant to this Section 2.3. Any Authorized Officer may give the Lender written notice of a requested Advance hereunder, in the form of an Application for Disbursement. The Lender shall have no duty or obligation to verify or confirm the authority of any Authorized Officer of the Borrower requesting any such Advance. Should there occur an Event of Default under this Agreement, the Lender's commitment to advance funds to the Borrower shall automatically terminate.

       2.4 Method of Prepayment. The Borrower may at any time prepay all or any part of the principal amount of the Loan outstanding; provided, however, that each partial prepayment shall be applied to the reduction of the Loan, as the Lender may, in its sole discretion, elect and, further provided, that on the date of the prepayment, there shall exist no Event of Default. Each prepayment other than full payment shall be made prior to 2:00 pm (Eastern Standard Time) on the date of the prepayment, and shall be made on a Banking Day in immediately available funds. Any prepayment made by the Borrower shall be applied first to accrued interest and then to the principal balance of the Loan. Prepayment shall either be made at the end of an Interest Period, or the Borrower shall pay a prepayment fee equal to the excess, if any, of (i) the total amount of interest that would have been paid on the prepayment amount under the remaining original term of the Note from the date of prepayment to the end of the Interest Period calculated at the interest rate provided for therein, (ii) less the amount that would be yielded from investing the average of the prepayment amount that would have been outstanding during such Interest Period from the date of prepayment if said average amount was fully invested on the date of prepayment in United States Treasury Notes maturing on the end of such Interest Period (or in the event there are no U.S. Treasury Notes having such a maturity date, the U.S. Treasury Note maturing on the day closest to the end of the Interest Period), and trading in the secondary market in reasonable volume at a price within five percent (5%) of par (or if none are so trading, then the average yield on those trading closest to par). Notwithstanding the above, the amount of prepayment charge shall never exceed the total amount of interest that would have been paid under the original term of the Note had it not been prepaid.

      In addition to the foregoing, if an Event of Default occurs under the Note or related documents, and the maturity date of the Note shall be accelerated by Lender, then a tender of payment by the Borrower, or by anyone on behalf of the Borrower, of the amount necessary to pay all sums due hereunder made at any time prior to the sale of the secured property pursuant to a judgment, shall constitute an evasion of the payment and prepayment terms hereof. In such event, any such payment to the extent permitted by law, shall include a fee equal to the prepayment premium which would have been due in the event of a voluntary prepayment.

       2.5 Application of Payments. All payments made on the Note shall be applied in the manners set forth in the Note, however, should an Event of Default occur, payments shall be applied first to any costs or expenses, including attorneys fees and costs, that the Lender may incur in exercising its rights under the Loan Documents, as the Lender may determine.

       2.6. Special Provisions Governing LIBOR Loans. Notwithstanding other provisions of this Agreement, the following provisions shall govern with respect to LIBOR Loans as to the matters covered:

            (a) Determination of Interest Rate. As soon as practicable after 11:00 a.m. (Eastern Standard Time) on the Interest Rate Determination Date, Lender shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate which shall apply to any LIBOR Loan.

            (b) Inability to Determine Rate. In the event Lender is unable to determine LIBOR (e.g. LIBOR ceases to exist or is no longer a generally available published rate), Lender shall have no obligation to offer LIBOR Loans to the Borrower, and all indebtedness of the Loans will be immediately converted to a Base Rate indebtedness.

            (c) Illegality; Termination of Commitment. Notwithstanding any other provisions of this Agreement, if any law, treaty, rule or regulation, or determination of a court or other governmental authority, or any change therein or in the interpretation or application thereof, shall make it unlawful or impractical for Lender to make or maintain LIBOR Loans, as contemplated by this Agreement, then, and in any such event, Lender shall give notice (by telephone confirmed in writing) to Borrower of such determination, and the obligation of Lender to make LIBOR Loans shall be terminated, and its obligation to maintain its LIBOR Loans during such period shall be terminated at the earlier of the termination of the Interest Period then in effect or when required by law. Thereafter, and until such notice has been withdrawn by Lender, Lender shall have no obligation to make LIBOR Loans, and any LIBOR Loans then outstanding shall be converted into Base Rate Loans.

            (d) LIBOR Loans After Default. After the occurrence of and during the continuance of an Event of Default, Borrower may not elect to have a Loan be made or continued as, or converted to a LIBOR Loan.

       2.7  Additional Costs.

            (a) Regulatory Changes. The Borrower shall promptly pay to the Lender from time to time, such amounts as Lender may determine to be necessary to compensate it for any reasonable costs incurred by Lender which it determines are attributable to its making or maintaining any Loan, or any reduction in any amount receivable by Lender under this Agreement including reductions in the rate of return on a Lender's capital (such increases in costs and reductions in amounts receivable and returns being herein called "Additional Costs"), resulting from any

Regulatory Change which: (i) changes the basis of taxation of any amounts payable to Lender under this Agreement or the Note in respect of the Loan (other than taxes imposed on the income of Lender by any jurisdiction in which the Lender is located); or (ii) imposes or modifies any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Lender (other than any such reserve, deposit or requirement reflected in the Base Rate or the LIBOR Rate, in each case computed in accordance with the respective definitions of such terms set forth in this Agreement); or (iii) has or would have the effect of reducing the rate of return on capital of Lender to a level below that which the Lender could have achieved but for such Regulatory Change (taking into consideration Lender's policies with respect to capital adequacy); or (iv) imposes any other condition affecting this Agreement or the Note (or any of such extensions of credit or liabilities); provided that, if any such increased cost or reduction results from any circumstances described in clauses (ii) through (iv) of this subsection, the Borrower shall not be obligated to compensate Lender for such increased costs or reductions occurring more than 180 days prior to the time Lender first notifies the Borrower of such circumstances. Lender will notify Borrower of any event occurring after the date hereof which would entitle it to compensation pursuant to this Section 2.7 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation.

            (b) Termination of LIBOR Loans. Without limiting the effect of the foregoing provisions of this Section 2.7, in the event that, by reason of any Regulatory Change, Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Lender which includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of Lender which includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if the Lender so elects, the obligation of Lender to make LIBOR Loans hereunder shall be suspended until the date such Regulatory Change ceases to be in effect and the Borrower shall, on the last day(s) of the then current Interest Period(s) for outstanding LIBOR Loans, convert such LIBOR Loans into Base Rate Loans in accordance with this Agreement.

       2.9 Option to Term Out Loan. Provided the conditions precedent set forth below are fulfilled to Lender's satisfaction, on the date exactly twenty-four
(24) months following the date hereof (the "Term Loan Option Date"), Borrower shall have the option to convert the then-outstanding principal balance of the Loan (the "Term Loan Principal") to a term loan, whereupon the Term Loan Principal shall be repaid by Borrower to Lender in sixty (60) equal monthly installments of principal and interest (collectively the "Term Loan Payments"). The amount of the Term Loan Payments will be calculated by Lender based upon:
(i) the Term Loan Principal amount; (ii) the interest rate determined by Lender in its sole discretion; and (iii) a ten (10) year amortization from the Term Loan Option Date, with a five (5) year balloon as aforesaid. Monthly principal and interest payments will be made in sixty (60) equal to installments commencing one (1) month following the Term Loan Option Date.

      Provided however, the Borrower may only exercise the option described above upon fulfillment of all of the following conditions precedent, all of which must be fulfilled to the satisfaction of Lender in its sole discretion:

            (a) The Borrower shall provide written notice to Lender no later than ninety (90) days prior to the Term Loan Option Date of its intention to convert the Loan to a term loan.

            (b) Included with the aforesaid notice, Borrower shall pay to Lender a commitment fee equal to one-eighth percent (1/8%) of the amount of the Term Loan Principal.

            (c) At all times during the term of this Agreement, the Loan and all Loan Documents must have been fully current with no defaults existing thereunder.

            (d) At the time of exercise of the option and at the closing of the conversion of the Loan to the term loan (the "Term Loan Closing"), the Loan and Loan Documents shall be fully current and no default shall exist thereunder.

            (e) Prior to the Term Loan Closing, Lender shall have received, at Borrower's expense, a Title Insurance Commitment acceptable to Lender in its sole discretion indicating that, upon recordation of a Mortgage and other instruments of security (as determined by Lender), and which will encumber the Property more particularly described on Exhibit "B" attached hereto, Lender's Mortgage will be the first and paramount lien on such Property as security for the Term Loan Principal.

            (f) The Borrower shall provide to Lender a survey of the Property, acceptable to Lender in its sole and absolute discretion.

            (g) Lender shall receive a UCC search and retrieval indicating that, following the Term Loan Closing, Lender shall have the first and paramount lien on all tangible and intangible personal property of Borrower including, without limitation, that located on the Property.

            (h) The Borrower shall pay all costs and expenses associated with the Term Loan Closing including, without limitation, all recording and filing fees (including documentary stamp tax, intangible tax), title insurance premiums, Lender's attorneys' fees and costs, etc).

            (i) No proceedings shall have been commenced by or against any of the parties comprising the then-Borrower Group or their assets, either under federal or state law or both, regarding insolvency, reorganization, receivership, dissolution, or other arrangements with creditors.

            (j) The Loan shall have had a payment history acceptable to Lender.

            (k) Such other requirements as Lender may require in its sole discretion.

Provided all the foregoing conditions precedent are fulfilled as aforesaid, and provided the Borrower timely complies with all of its obligations in the paragraphs set forth above, the parties shall proceed to the Term Loan Closing whereupon the Borrower shall execute such documents as Lender shall require in its sole discretion, which shall include, but not be limited to, a Promissory Note, First Mortgage, Assignment of Rents, Leases, Contracts, Accounts Receivable, Accounts and Deposit Accounts, Security Agreement, UCC-1 Financing Statements, Environmental Compliance and Indemnity Agreement, Agreement Waiving Right to Jury Trial, Loan Agreement, Corporate Resolutions, Lien Affidavit, and settlement statement.

                    ARTICLE III - ADDITIONAL LOAN PROVISIONS

       3.1  Financial and Operational Disclosures.

            (a) No later than one hundred twenty (120) days following the end of each fiscal year end of Borrower during the term of the Loan, the Borrower shall provide to Lender a copy of its 10-K report and Annual Report which shall include a consolidated balance sheet and income statement of the Borrower and all subsidiary guarantors on a consolidated basis, prepared in accordance with GAAP on an audited basis, including statements of financial condition, income, cash flow, and changes in shareholders' equity, and, if applicable, which is under the same form provided to the Securities and Exchange Commission.

            (b) No later than forty five (45) days following the end of each fiscal quarter of the Borrower during the term of the Loan, Borrower shall provide to Lender a copy of its 10-Q report of the Borrower and all subsidiary guarantors, on a consolidated basis, including a consolidated balance sheet and income statement which, if applicable, shall be in the form provided to the Securities and Exchange Commission.

            (c) Accompanying each financial statement of the Borrower submitted to the Lender, Borrower shall also submit a calculation of each financial covenant set forth in this Agreement and a certification by an officer of the Borrower that the Borrower is in compliance with all terms and provisions of the Loan Documents.

            (d) Promptly upon becoming available to the public and in any event no later than the date when released, Borrower shall provide to Lender copies of all regular, periodic or special reports, schedules, and other materials, financial or otherwise, which the Borrower or any of its subsidiary guarantors may now or hereafter be required to file with the Securities and Exchange Commission.

            (e) Accompanying the annual audited financial statements provided to Lender, Borrower shall also provide to Lender a copy of the management letter (if prepared and available) prepared by the independent certified public accounting firm which prepares the audited financial statements of Borrower.

All of the foregoing reports must be provided timely by Borrower Group to Lender in a form acceptable to Lender in its sole discretion. Failure of the Borrower Group to provide any of the aforementioned financial documentation or information to Lender within thirty (30) days of the date of providing of written notice from Lender to the Borrower Group, specifying which financial documentation or information has not been timely received by Lender, shall constitute a default under all Loan Documents, and shall entitle Lender to immediately accelerate the same, without further notice, grace or curative period (notwithstanding anything contained herein or the Loan Documents to the contrary).

       3.2 New Subsidiaries. No later than ten (10) days following to the date that Borrower shall acquire any new subsidiary (a "Subsidiary"), such new Subsidiary must execute an unconditional guaranty of the Loan and Loan Documents in favor of Lender, on a form acceptable to Lender.

                           ARTICLE IV - CROSS DEFAULT

      The Borrower Group hereby acknowledges and agrees that a default under the Loan Documents shall be and constitute a default under any and all other notes or other evidence of indebtedness and any instruments of security therefor in which an Obligor (which term shall mean and include the Borrower, each Guarantor, each endorser, and all others who may become liable for all or any part of the obligations evidenced and secured hereby) is liable and of which the Lender is the holder. A default under any other notes or other evidence of indebtedness or any instrument of security therefor in which an Obligor is liable and the Lender is the holder shall constitute a default under the Loan Documents.

                                ARTICLE V - USURY

      It is not the intention of the parties hereto to make any agreement which shall be violative of the laws of the State of Florida relating to usury. In no event shall Borrower or Lender accept or charge any interest which, together with any other charges upon the principal or any portion thereof, howsoever computed, shall exceed the maximum legal rate of interest allowable under the laws of the State of Florida. Should any provisions of this Agreement or any existing or further Notes, Loan Agreements or any other agreements between the parties be construed to require the payment of interest which, together with any other charges upon the principal, or any portion thereof, exceeds such maximum legal rate of interest, then any such excess shall be and is hereby expressly waived, and shall be credited to the outstanding principal balance.

                   ARTICLE VI - REPRESENTATIONS AND WARRANTIES

      The Borrower Group represents and warrants to the Lender as follows:

       6.1 Organization, Standing, Corporate Power. The Borrower is a corporation duly formed, validly existing and in good standing under the laws of the State of Florida, and is duly authorized to do business in all other states in which it transacts business. The Borrower has appropriate power and authority to own its properties and to carry on its business as now being conducted, and the Borrower has appropriate power and authority to execute and perform this Agreement and to deliver the Note and all other documents, instruments and agreements provided for herein.

       6.2 This Agreement. The execution and performance by the Borrower of this Agreement, the borrowing hereunder, and the execution and delivery of the Note and all other documents, instruments and agreements provided for herein (a) have been duly authorized by all requisite corporate action; (b) will not violate any provision of law or of the Borrower's Articles of Incorporation or Bylaws as amended to the date hereof; and (c) will not violate or be in conflict with, result in a breach of, or constitute a default under any indenture, agreement and other instrument to which the Borrower is a party or by which it or any of its properties is bound, or any order, writ, injunction or decree of any court or governmental institution.

       6.3 Litigation. There are no actions, suits or proceedings pending, or to the knowledge of the Borrower, threatened against or adversely affecting the Borrower at law or in equity or before or by any federal agency or instrumentality, domestic or foreign, which involve any of the transactions herein contemplated or the possibility of any judgment or liability which may result in any material and adverse change in the business, operations, prospects, property or assets, or in the condition, financial or otherwise, of the Borrower, to the best of Borrower's knowledge. The Borrower is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, or federal, state, municipal or other governmental department.

       6.4 Financial Statements. The Borrower has heretofore furnished to the Lender balance sheets, annual statements, and other financial information which are, to the best of its knowledge, correct and complete and accurately present the financial condition and the results of the operation of the Borrower as of the dates thereof. Since the date of the last furnishing of said financial statements, there has been no material adverse change in the financial condition of the Borrower.

       6.5 Taxes. The Borrower has filed or caused to be filed all federal and state tax returns which, to the knowledge of the officers thereof, are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it and not being contested in good faith, to the extent that such taxes have become due.

       6.6 Other Instruments. Except as reflected on the financial statements, the Borrower is not a party to any agreement or instrument or subject to any charter or other restrictions materially adversely affecting its business, properties or assets, operations or condition, financial or otherwise.

       6.7 Property and Assets. The Borrower has good and marketable title to all the property and assets reflected on the most recent financial statement furnished to the Lender, except such as have been disposed of in the ordinary course of business since the date of said financial statement and all such property and assets are free and clear of mortgages, pledges, liens, charges or other encumbrances, except as are reflected on the financial statements.

       6.8 Regulation U. No part of the proceeds of the Loan will be used to purchase or carry, or to reduce or retire any loan incurred to purchase or carry, any margin stocks (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stocks. The Borrower is not engaged in the business of extending credit, nor is one of the Borrower's important activities extending of credit, for the purpose of purchasing or carrying such margin stocks. If requested by the Lender, the Borrower shall furnish to the Lender in connection with any loan hereunder a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said regulation.

       6.9 Continuity of Representations and Warranties. All of the foregoing representations and warranties shall be true and correct at the time of the making of each advance under the Loan pursuant to this Agreement and thereafter until such Loan is paid in full as though made as of such time, and the Borrower shall not then be in default hereunder, nor shall any event have occurred or failed to occur that with the passage of time, or service of notice, or both, would constitute a default. The Lender may consider the conditions specified in this Section 6.9 to be fulfilled if no prior written notice to the contrary is received from the Borrower.

                       ARTICLE VII - CONDITIONS PRECEDENT

      The obligation of the Lender to make the Loan hereunder is subject to the following conditions precedent:

            (a) Representations and Warranties. In order to induce the Lender to enter into this Agreement and to make the Loan herein provided for and disbursements thereunder, the Borrower represents and warrants to the Lender that on the date of each borrowing or disbursement hereunder, the representations and warranties set forth in this Agreement shall be true and correct on and as of the date of such borrowing or disbursement, with the same force and effect as though such representations and warranties had been made on and as of such date.

            (b) No Default. At the time of each borrowing or disbursement hereunder, the Borrower has observed and performed all of the terms, conditions and agreements set forth herein on its part to be observed or performed and no Event of Default specified below, nor any event which, upon notice or lapse of time or both, would constitute such an Event of Default, shall have occurred and be continuing.

            (c) Officer's Certificate. If required by Lender, at the end of each fiscal year, the Borrower shall deliver to the Lender a certificate signed by the Treasurer, Controller or CFO of the Borrower dated such date confirming that: no default exists hereunder, and no event which would become an Event of Default upon notice or lapse of time or both has occurred and is then continuing; there is no litigation or proceeding pending or threatened against or affecting the Borrower, the result of which might substantially affect the financial condition, business or operations of the Borrower; and there has been no materially adverse change in the financial condition of the Borrower since the date of the latest financial statement of Borrower submitted to the Lender.

            (d) Financial Statements. All financial statements, information and other data furnished by the Borrower to the Lender in connection with the Borrower's application for credit hereunder are, in all material respects, accurate and correct; the financial statements have been prepared in accordance with generally accepted accounting practices and accurately represent the financial condition of the Borrower; no materially adverse changes have occurred since the date of said statements; and no liabilities, contingent or otherwise, not shown on said financial statements exist.

            (e) Liens and Encumbrances. The properties and assets of the Borrower, real, personal and mixed, are not subject to any liens, encumbrances or security interests or outstanding financing statements, whether filed or unfiled, except for liens for taxes not yet due, and liens, encumbrances or security interests on personal or real property as reflected in the Borrower's audited financial statements submitted to Lender.

            (f) Litigation. There are no actions, suits, proceedings or claims pending or threatened against or affecting the Borrower, the result of which might substantially affect the financial condition, business or operations of the Borrower.

            (g) Authority. This Agreement and the other Loan Documents are valid and binding obligations of the Borrower.

                      ARTICLE VIII - AFFIRMATIVE COVENANTS

      The Borrower Group covenants and agrees with the Lender that from the date hereof and so long as any sums are outstanding or may be borrowed hereunder, unless the Lender shall otherwise consent in writing delivered to the Borrower Group, it will:

       8.1 Corporate Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, and all its rights, licenses, permits and franchises required at the date hereof, or which may be required in the future conduct of its business, and comply with all laws and regulations applicable to it that materially affect the Borrower, and conduct and operate its business in the same lines and in substantially the same manner in which presently conducted and operated (subject to changes in the ordinary course of business), and at all times maintain, preserve and protect all property used and useful in the conduct of its business, and maintain same in good working order and condition.

       8.2 Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers, and maintain such insurance to such extent and against such risks, including liability insurance, fire, windstorm, and other risks insured against by extended coverage. Additionally, Borrower shall maintain errors and omissions insurance in a minimum amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), and Borrower shall notify Lender within thirty (30) days if any claim of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) or more is paid.

       8.3 Obligations and Taxes. Pay all indebtedness and obligations promptly and in accordance with normal terms, and pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or in respect of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

       8.4 Financial Ratios. Borrower will maintain, at all times during the term of the Loan:

          (a) a minimum Cash Flow Coverage Ratio of 1.35 to 1.00.

          (b) a maximum Funded Debt to EBITDA Ratio of 2.50 to 1.00.

          (c) a maximum Funded Debt to Tangible Net Worth Ratio of 1.50 to 1.00.

All of the foregoing financial ratios will be determined by Lender from time to time in accordance with GAAP as provided in this Agreement. The failure of Borrower to achieve or maintain any of the aforementioned financial ratios shall constitute a default under the Loan and all Loan Documents.

       8.5 Notice of Default. Give prompt written notice to Lender of all events of default under any of the terms and provisions of this Agreement, the Note, or of any other agreement, contract, indenture, document or instrument entered, or to be entered into by it; if applicable, changes in management, litigation, and of any other matter which has resulted in, or might result in, a materially adverse change in its financial condition or operation.

       8.6 Records. Keep and maintain full and accurate accounts and records of its operations according to GAAP and practices, and will permit Lender and its designated officers, employees, agents and representatives, to have access thereto and to make examination thereof at all reasonable times, to make audits, and to inspect and otherwise check its properties, real, personal and mixed.

       8.7 Execution of Other Documents. Promptly, upon demand by Lender, execute all such additional agreements, contracts, indentures, financing statements, documents and instruments in connection with this Agreement as Lender, in its sole discretion, may reasonably deem necessary.

       8.8 Time Deposit. Maintain a twelve (12) month, annually renewable time deposit with Lender in the minimum principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) at all times.

                         ARTICLE IX - NEGATIVE COVENANTS

      The Borrower Group covenants and agrees with Lender that from the date hereof and so long as any sums are outstanding or may be borrowed under the Loans, unless the Lender shall otherwise consent in writing delivered to the Borrower, it will not:

       9.1. Indebtedness. Create or incur any indebtedness except in the ordinary course of business, and will not incur, create, assume or permit to exist any indebtedness or liability for borrowed money or any indebtedness evidenced by notes, bonds, debentures or similar obligations, except for: (i) the Note; (ii) purchase money security interests less than ONE MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) in the aggregate; (iii) additional borrowings not greater than FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) in the aggregate; and (iv) through an acquisition transaction, indebtedness of the acquired entity and/or liens on the assets of the entity being acquired.

       9.2 Acquisitions. Until such time as the Borrower's Liquid Assets equal TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (net of customer deposit) or less, Borrower shall not be required to obtain Lender's approval for an acquisition of a third party's assets or business of any size, provided that such acquisition will not cause the Borrower to be out of compliance with any of the covenants or other provisions set forth in this Agreement. However, at such time as the Borrower's Liquid Assets total less than TEN MILLION AND NO/100 DOLLARS ($10,000.000.00), Borrower must obtain Lender's prior written approval for any acquisition as aforesaid. For purposes of this subsection, Lender shall determine the meaning of the term "Liquid Assets" in its sole discretion.

       9.3 Loans. Make any loans to any person, firm or corporation, nor pledge credit in any manner, directly or indirectly, except in the ordinary course of its business.

       9.4 Liens. Incur, create, assume or permit to exist any mortgage, pledge, lien, charge, security interest or other encumbrance of any nature whatsoever on any property or assets now owned or hereafter acquired by the Borrower, except to Lender, other than: (a) liens for taxes or assessments and similar charges either: (i) not delinquent; or (ii) being contested in good faith by appropriate proceedings and as to which the Borrower shall have set aside on its books adequate reserves; (b) currently existing indebtedness consented to in writing by Lender; (c) secondary liens that in the aggregate are less than or equal to FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00); and (d) purchase money security interests that are less than ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 ($1,500,000.00) in the aggregate.

       9.5 Default Under Other Agreements or Contracts. Commit to do or fail to commit to do, any act or thing which would constitute an event of default under any of the terms or provisions of any other agreement, mortgage, contract, indenture, document or instrument executed by it, except those that may be contested in good faith, and would not, if settled unfavorably, materially and adversely affect the financial condition of the Borrower.

       9.6 Compliance with Law Generally. Be in violation of any law, ordinance, governmental rules or regulations to which Borrower is subject, or fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of the properties of Borrower or to the conduct of its business, which violation or failure to obtain might materially adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of Borrower.

       9.7 Ordinary Course of Business. Enter into any transaction except in the ordinary course of business.

                        ARTICLE X - DEFAULTS AND REMEDIES

      10.1 Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrences shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body), then Lender shall be entitled to the remedies set forth in Section 10.2 of this Agreement. The Events of Default shall include, but not be limited to, the following:

            (a) Any representation or warranty made herein or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, or the borrowing hereunder shall prove to be false or misleading in any material respect;

            (b) Default shall occur in the payment of interest or principal on any indebtedness referred to herein, including the Note, when and as the same shall become due and payable, whether at the due date thereof or by acceleration or otherwise, or failure of the Borrower to make payment of principal or interest on any other obligation for borrowed money beyond any period of grace provided with respect thereto, or in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created, if the effect of such default is to cause or permit the holder or holders of such obligation to accelerate the maturity thereof;

            (c) Any default shall occur in the due observance or performance of any covenant, agreement or other provision of this Agreement or the Instruments of Security referred to above other than for the payment of money;

            (d) Any of the Borrower Group shall: (i) apply for or consent to the appointment of a receiver, trustee in bankruptcy for benefit of creditors, or liquidator of it or any of its property; (ii) admit in writing its inability to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or seeking to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute or an answer admitting an act of bankruptcy alleged in a petition filed against it in any proceeding under any such law; or (vi) take any action for the purposes of effecting any of the foregoing;

            (e) An order, judgment or decree shall be entered against the Borrower with the application, approval or consent of the Borrower by any court of competent jurisdiction, approving a petition seeking its reorganization or appointing a receiver, trustee or liquidator of the Borrower, or of all or a substantial part of the assets thereof, and such order, judgement or decree shall continue unstayed and in effect for any period of sixty (60) days from the date of entry thereof;

            (f) Final judgments for the payment of money in excess of an aggregate of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), excluding claims covered by insurance, shall be rendered against the Borrower and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, provided that a judgment shall be deemed "final" only when the time for appeal shall have expired without an appeal having been claimed, or all appeals and further review claimed to have been determined adversely to the Borrower; or

            (g) Default by the Borrower in the terms and provisions of any mortgages on its facilities which are not cured within any applicable grace period.

      10.2 Remedy. Upon the occurrence of any such Event of Default which is not cured within thirty (30) days, Lender may, at its option, declare all indebtedness of principal and interest due and payable, whereupon the Note (notwithstanding any provisions hereof) shall be immediately due and payable, and Lender shall have and may exercise from time to time any and all rights and remedies available to it under any applicable law; and Borrower shall promptly pay all costs of Lender of collection of any and all liabilities, and enforcement of rights hereunder, including reasonable attorneys' fees and expenses. All rights, powers and remedies contained herein or in any other agreement, instrument or document executed in connection herewith are cumulative.

                           ARTICLE XI - MISCELLANEOUS

      11.1 Notices. Any notice shall be conclusively deemed to have been received by the Borrower and be effective on the day on which delivered to the Borrower, or if sent by registered or certified mail, addressed to Borrower at said address, on the second business day after the day on which the return receipt indicates the notice was delivered.

      11.2 Survival of Representations. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan herein contemplated and the execution and delivery to Lender of the Note evidencing such Loan and shall continue in full force and effect so long as any indebtedness created hereunder is outstanding and unpaid. All covenants and agreements by or on behalf of either party which are contained or incorporated in this Agreement shall bind and inure to the benefit of the successors and assigns of both parties hereto.

      11.3 Effect of Delay. Neither any failure nor any delay on the part of Lender in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

      11.4 Expenses. The Borrower will pay all out-of-pocket expenses reasonably incurred by Lender in connection with the preparation of this Agreement, the borrowings hereunder, and the enforcement of the rights of Lender in connection with this Agreement, or with the Loan made or the Note issued hereunder, including but not limited to the fees of and expenses of counsel for Lender.

      11.5 Modification and Waivers. No modification or waiver of any provision of this Agreement or of the Note nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall thereby entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

      11.6 Business Day. Should any installment on the Note become due and payable on other than a business day of the Lender, the maturity thereof shall be extended to the next succeeding business day with interest on the principal amount thereof at the rate set forth herein.

      11.7 Remedies Cumulative. Any rights or remedies of the Lender hereunder or under the Note, or any other security agreement or writing shall be cumulative and in addition to every other right or remedy contained therein or herein, whether now existing or hereafter at law or in equity or by statute or otherwise.

      11.8 Binding Agreement. This Agreement shall be binding upon Borrower and its successors and assigns and the terms hereof shall inure to the benefit of Lender and its successors and assigns.

      11.9 Exhibits. All references to "Exhibits" contained herein are references to exhibits attached to the Agreement, the terms and conditions of which are made a part hereof for all purposes, the same as if set forth herein verbatim.

      11.10 Number and Gender of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

      11.11 Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

      11.12 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part.

      11.13 All Loans One Loan. All loans and/or advances made hereunder shall constitute one loan and the obligations of such loans and/or advances shall constitute one obligation.

      11.14 Governing Law. All documents executed pursuant to the transactions contemplated herein, including, without limitation, this Agreement and each of the Loan Documents, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of Florida even though executed outside thereof. The Borrower hereby submits to the jurisdiction and venue of the state and federal courts of Florida for the purposes of resolving disputes hereunder or for the purposes of collection.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above set forth.

Signed, sealed and delivered                     BARNETT BANK, N.A., a national
in the presence of:                              banking association



                                                 By:
------------------------------                   -------------------------------
SIGNATURE                                            Its            President
                                                        ------------
------------------------------
NAME LEGIBLY PRINTED,                                (CORPORATE SEAL)
TYPEWRITTEN OR STAMPED



------------------------------
SIGNATURE

------------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED

As to Lender
                                                 ABR INFORMATION SERVICES, INC.,
                                                 a Florida corporation



                                                 By:
------------------------------                   -------------------------------
SIGNATURE                                            Its Authorized Agent

------------------------------
NAME LEGIBLY PRINTED,                                (CORPORATE SEAL)
TYPEWRITTEN OR STAMPED



------------------------------
SIGNATURE

------------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED

As to Borrower

                                                 ABR BENEFITS SERVICES, INC., a
                                                 Florida corporation


                                                 By:
------------------------------                   -------------------------------
SIGNATURE                                            Its Authorized Agent

------------------------------
NAME LEGIBLY PRINTED,                                (CORPORATE SEAL)
TYPEWRITTEN OR STAMPED



------------------------------
SIGNATURE

------------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED

As to Guarantor

                                                 ABR PROPERTIES, INC., a Florida
                                                 corporation


                                                 By:
------------------------------                   -------------------------------
SIGNATURE                                            Its Authorized Agent

------------------------------
NAME LEGIBLY PRINTED,                                (CORPORATE SEAL)
TYPEWRITTEN OR STAMPED



------------------------------
SIGNATURE

------------------------------
NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED

As to Guarantor

STATE OF GEORGIA               )
COUNTY OF                      )
          ------------------

      The foregoing instrument was acknowledged before me this ________ day of ______________, 1998, by ____________________________, the _______ President of
BARNETT BANK, N.A., a national banking association, on behalf of the association.

PERSONALLY KNOWN ________ OR PRODUCED IDENTIFICATION
TYPE OF IDENTIFICATION PROVIDED ____________________



                                                 -------------------------------
                                                     SIGNATURE

                                                 -------------------------------
                                                     NAME LEGIBLY PRINTED,
                                                     TYPEWRITTEN OR STAMPED

        (SEAL)                                       NOTARY PUBLIC

My Commission Expires:


STATE OF GEORGIA               )
COUNTY OF                      )
          ------------------

      The foregoing instrument was acknowledged before me this ________ day of ______________, 1998, by ROBERT A. SMOLINSKI, the Authorized Agent of ABR INFORMATION SERVICES, INC., a Florida corporation, on behalf of the corporation.

PERSONALLY KNOWN ________ OR PRODUCED IDENTIFICATION
TYPE OF IDENTIFICATION PROVIDED ____________________



                                                 -------------------------------
                                                     SIGNATURE

                                                 -------------------------------
                                                     NAME LEGIBLY PRINTED,
                                                     TYPEWRITTEN OR STAMPED

        (SEAL)                                       NOTARY PUBLIC

My Commission Expires:

STATE OF GEORGIA               )
COUNTY OF                      )
          ------------------

      The foregoing instrument was acknowledged before me this ________ day of ______________, 1998, by ROBERT A. SMOLINSKI, Authorized Agent of ABR BENEFITS SERVICES, INC., a Florida corporation, on behalf of the corporation.

PERSONALLY KNOWN ________ OR PRODUCED IDENTIFICATION
TYPE OF IDENTIFICATION PROVIDED ____________________



                                                 -------------------------------
                                                     SIGNATURE

                                                 -------------------------------
                                                     NAME LEGIBLY PRINTED,
                                                     TYPEWRITTEN OR STAMPED

        (SEAL)                                       NOTARY PUBLIC


My Commission Expires:






STATE OF GEORGIA               )
COUNTY OF                      )
          ------------------

      The foregoing instrument was acknowledged before me this ________ day of ______________, 1998, by ROBERT A. SMOLINSKI, the Authorized Agent of ABR PROPERTIES, INC., a Florida corporation, on behalf of the corporation.

PERSONALLY KNOWN ________ OR PRODUCED IDENTIFICATION
TYPE OF IDENTIFICATION PROVIDED ____________________



                                                 -------------------------------
                                                     SIGNATURE

                                                 -------------------------------
                                                     NAME LEGIBLY PRINTED,
                                                     TYPEWRITTEN OR STAMPED

        (SEAL)                                       NOTARY PUBLIC

My Commission Expires:

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF PROPERTY

                                   EXHIBIT "B"

                          APPLICATION FOR DISBURSEMENT

      ABR INFORMATION SERVICES, INC., a Florida corporation (the "Borrower") hereby applies to BARNETT BANK, N.A., a national banking association (the "Lender"), to disburse $______________ to Borrower in accordance with the revolving line of credit loan extended by Lender to Borrower on or about _______________ , 1998, in the maximum principal amount of TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00). All defined terms contained in the Loan Agreement to which this Exhibit "A" is attached are incorporated herein by this reference.

      As an inducement for Lender to make such disbursement to Borrower, Borrower warrants and represents to Lender that: (i) such Loan and all instruments evidencing, securing or otherwise executed in connection with such Loan are fully current and no default exists thereunder; (ii) the warranties, representations, covenants and agreements of Borrower Group in the Loan Agreement executed by Borrower Group and Lender are true and correct and are in full force and effect; (iii) there is no litigation or proceeding pending or threatened against or affecting the Borrower, the result of which might substantially affect the financial condition, business or operations of the Borrower; (iv) there has been no materially adverse change in the financial condition of the Borrower Group since the date of the latest financial statement of Borrower Group submitted to Lender; and (v) the amount of the disbursement requested, together with the outstanding principal balance of the Loan, will not exceed the face amount of the Loan.

      Dated, this _______ day of ______________________, 1998.

                                          ABR INFORMATION SERVICES, INC.,
                                          a Florida corporation


                                          By:
                                              ---------------------------------
                                                     Its Authorized Agent

                                                     (CORPORATE SEAL)